UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2016

 TAKUNG ART CO., LTD

 (Exact name of registrant as specified in its charter)

Delaware	333-176329	26-4731758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat/RM 03-04 20/F Hutchison House
10 Harcourt Road, Central Hong Kong
(Address of Principal Executive Offices)

Registrant’s telephone number: +852 3158 0977

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Adoption of Code of Ethics:

On March 18, 2016, the Board of Directors (the "Board") of Takung Art Co., Ltd (the "Company") approved and adopted a Code of Ethics (the "Code of Ethics"). The Code of Ethics is applicable to all directors, officers, and employees of the Company, including the Company's principal executive officer and principal financial officer. The Code of Ethics addresses such individuals' conduct with respect to, among other things, conflicts of interests; compliance with applicable laws, rules, and regulations; full, fair, accurate, timely, and understandable disclosure by the Company; competition and fair dealing; corporate opportunities; confidentiality; insider trading; protection and proper use of the Company's assets; fair treatment; and reporting suspected illegal or unethical behavior. The description of the Code of Ethics is a summary and is qualified in its entirety by reference to the Code of Ethics, a copy of which is attached hereto as Exhibit 14.1. The Code of Ethics will also be posted on the Company's website at http://www.takungart.com/.

Adoption of Insider Trading Policy and Whistleblower Policy:

On March 18, 2016, the Board approved and adopted an Insider Trading Policy and Whistleblower Policy. The Insider Trading Policy is applicable in part to all directors, officers and employees of the Company and is applicable to all transactions in the Company’s securities, including common stock, options and any other securities that the Company may issue, such as preferred stock, notes, bonds and convertible securities, as well as to derivative securities relating to any of the Company’s securities, whether or not issued by the Company.

On March 18, 2016, the Board also approved and adopted a Whistleblower Policy which provides, among other things, formal procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential or anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The description of the Insider Trading Policy and Whistleblower Policy is a summary and is qualified in its entirety by reference to the Insider Trading Policy and Whistleblower Policy, a copy of which is attached hereto as Exhibit 14.2 and Exhibit 14.3 respectively. The Insider Trading Policy and Whistleblower Policy will also be posted on the Company's website at http://www.takungart.com/.

Establishment of Board Committees and Adoption of Charters:

On March 18, 2016, the Board established an audit committee (the "Audit Committee") and approved and adopted a charter (the "Audit Committee Charter") to govern the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee shall be comprised of three (3) or more independent directors who shall be appointed annually and subject to removal by the Board at any time. Each member of the Audit Committee shall meet the independence requirements of The NASDAQ Stock Market, LLC, and the Securities and Exchange Commission, as well as any other applicable requirements. In addition to the enumerated responsibilities of the Audit Committee in the Audit Committee Charter, the primary function of the Audit Committee is to assist the Board in its general oversight of the Company's accounting and financial reporting processes, audits of its financial statements, and internal control and audit functions. A copy of the Company's Audit Committee Charter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 18, 2016, the Board established a compensation committee (the "Compensation Committee") and approved and adopted a charter (the "Compensation Committee Charter") to govern the Compensation Committee. Pursuant to the Compensation Committee Charter, the Compensation Committee shall be comprised of three (3) or more independent directors who shall be appointed by the Board and subject to removal by the Board at any time. Each member of the Compensation Committee shall (i) meet the independence requirements established by the Board and applicable laws, regulations, and listing requirements of The NASDAQ Stock Market, LLC, (ii) be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (iii) be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986. In addition to the enumerated responsibilities of the Compensation Committee in the Compensation Committee Charter, the primary function of the Compensation Committee is to oversee the compensation of the Company's executives, produce an annual report on executive compensation for inclusion in the Company's proxy statement, if and when required by applicable laws or regulations, and advise the Board on the adoption of policies that govern the Company's compensation programs. A copy of the Company's Compensation Committee Charter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 18, 2016, the Board established a governance and nominating committee (the "Governance Committee") and approved and adopted a charter (the "Governance Committee Charter") to govern the Governance Committee. Pursuant to the Governance Committee Charter, the Governance Committee shall be comprised of three (3) or more independent directors who shall be appointed by the Board and subject to removal by the Board at any time. Each member of the Governance Committee shall meet the independence requirements established by the Board and applicable laws, regulations, and listing requirements of The NASDAQ Stock Market, LLC. In addition to the enumerated responsibilities of the Governance Committee in the Governance Committee Charter, the primary function of the Governance Committee is to determine the slate of director nominees for election to the Board, to identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, to review the Company's policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stockholders, and any other related matters required by federal securities laws. A copy of the Company's Governance Committee Charter is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the establishment of the Audit Committee, Compensation Committee, and Governance Committee, the Board appointed members to each such committee. Currently, all three committees are comprised of three (3) directors meeting the independence requirements set forth in each applicable charter. The membership of these three standing committees of the Board is as follows:

Audit Committee	Compensation Committee	Governance Committee
Joseph Levinson (Chair)	Kwok Keung Tsui William (Chair)	John Levy (Chair)
Kwok Keung Tsui William	John Levy	Joseph Levinson
John Levy	Joseph Levinson	Kwok Keung Tsui William

The Board also designated Joseph Levinson as an "audit committee financial expert," as defined by Item 407(d)(5) of Regulation S-K, based on the Board's evaluation of his accounting knowledge, qualifications, and experience, and finding that he has appropriate experience or background that results in his financial sophistication in accordance with the additional requirements of the NASDAQ Listing Rules.

On March 22, 2016, the Company issued a press release announcing the adoption of the Code of Ethics, the establishment of the Audit Committee, Compensation Committee, and the Governance Committee, and the adoption of charters with respect to each such committee and the members. A copy of the press release is attached hereto as Exhibit 99.4.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

14.1*	Code of Ethics adopted by Takung Art Co., Ltd on March 18, 2016.
14.2*	Insider Trading Policy adopted by Takung Art Co., Ltd on March 18, 2016.
14.3*	Whistleblower Policy adopted by Takung Art Co., Ltd on March 18, 2016.
99.1*	Audit Committee Charter adopted by the Board of Directors of Takung Art Co., Ltd on March 18, 2016.
99.2*	Compensation Committee Charter adopted by the Board of Directors of Takung Art Co., Ltd on March 18, 2016.
99.3*	Governance and Nominating Committee Charter adopted by the Board of Directors of Takung Art Co., Ltd on March 18, 2016.
99.4*	Press release dated March 22, 2016.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Takung Art Co., Ltd
Date: March 22, 2016

/s/ Di Xiao
Name: Di Xiao
Title: Chief Executive Officer and Director